UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 20, 2006

ALLTEL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-4996	34-0868285
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Allied Drive, Little Rock, Arkansas	72202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (501) 905-8000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement.

On April 20, 2006, at Alltel Corporation’s 2006 Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders approved and adopted the Alltel Performance Incentive Compensation Plan (as amended and restated as of January 1, 2006) and the Alltel Long-Term Performance Incentive Compensation Plan (as amended and restated as of January 1, 2006).

Attached hereto as Exhibits 10.1 and 10.2 are a copy of the full text of the Alltel Performance Incentive Compensation Plan and a copy of the full text of the Alltel Long-Term Performance Incentive Compensation Plan, respectively, the text of each of which are incorporated herein by this reference.

Item 9.01 - Financial Statements and Exhibits.

Exhibit 10.1  Alltel Performance Incentive Compensation Plan

Exhibit 10.2 Alltel Long-Term Performance Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLTEL CORPORATION

By:  /s/ Sharilyn S. Gasaway
Name:     Sharilyn S. Gasaway
Title:	Executive Vice President - Chief Financial Officer (Principal Financial Officer)

Date: April 26, 2006

EXHIBIT INDEX

Exhibit No.  Description

Exhibit 10.1   Alltel Performance Incentive Compensation Plan

Exhibit 10.2  Alltel Long-Term Performance Incentive Compensation Plan